Quantified Managed Bond Fund

Investor Class Shares QBDSX

Quantified All-Cap Equity Fund

Investor Class Shares QACFX

Quantified Market Leaders Fund

Investor Class Shares QMLFX

Quantified Alternative Investment Fund

Investor Class Shares QALTX

Supplement dated March 19, 2014 to the Statement of Additional Information (“SAI”) dated August 5, 2013

The section entitled “Portfolio Turnover” on pg. 29 of the SAI is replaced in its entirety and revised to read as follows:

Portfolio Turnover

A Fund may sell a portfolio investment soon after its acquisition if the Adviser or Subadviser believes that such a disposition is consistent with attaining the investment objective of the Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.  Each Fund’s portfolio turnover rate may vary, and certain of the Funds’ turnover rates may exceed 100%.

This Supplement, and the Summary Prospectus, Prospectus and SAI Information each dated August 5, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference.  These can be obtained without charge by calling toll-free 1-855-64-QUANT (1-855-647-8268) or by visiting www.quantifiedfunds.com/whatwedo.aspx?spid=139177&Title=Fund_Documents.You may obtain more information about the Funds at www.advisorspreferred.com or by calling toll-free 1-855-64-QUANT (1-855-647-8268).